UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

First Amended
Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 15, 2007

Renhuang Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	O-24512 (Commission File Number)	88-1273503 (I.R.S. Employer Identification No.)

No. 281, Taiping Road, Taiping District, Harbin, Heilongjiang Province, 150050 P. R. China (Address of principal executive offices) (zip code)

86-451-5762-0378 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In August 2007, during a review of our consolidated financial statements for the quarter ended July 31, 2007, our management became aware that our previously reported unaudited consolidated financial statements filed with its originally-filed Quarterly Reports on Form 10-Qs for the periods ended January 31, 2007 and April 30, 2007, did not properly accrue certain sales rebate payables. The consolidated financial statements properly recorded revenues from its sales, but did not properly account for certain rebates some of its customers were entitled to receive after the sales.

On or about September 15, 2007, our management and our Board of Directors, in conjunction with approving our consolidated financial statements for the period ended July 31, 2007, determined that the failure to properly accrue certain sales rebates would have a material impact on our consolidated financial statements and that as a result we needed to amend our Quarterly Reports on Form 10-Q for the quarters ended January 31, 2007 and April 30, 2007, including restating our consolidated financial statements. These Quarterly Reports were originally filed with the Commission on March 19, 2007 and June 14, 2007, respectively.

The revisions to our consolidated financial statements relate to our failure to properly accrue for certain sales rebates we offer on our products. As a result, the primary revisions to our consolidated financial statements for these periods show an increase in our current liabilities and a decrease in our sales and net income. The restated amounts for both affected quarters are attached hereto as exhibits. Since this error was discovered during our review of our consolidated financial statements for the quarter ended July 31, 2007, all quarters starting with and subsequent to the quarter ended July 31, 2007 have the sales rebates properly accounted for in the consolidated financial statements. For the year ended October 31, 2006, and for prior periods, the sales rebates were properly accounted for in our consolidated financial statements. The error occurred in our consolidated financial statements for the periods ended January 31, 2007 and April 30, 2007.

Our authorized officers have discussed the matters disclosed in this filing with our independent registered public accounting firm. We anticipate that the amended Quarterly Reports on Form 10-Q/A with the restated consolidated financial statements for the effected periods will be filed with the Securities and Exchange Commission on or about July 28, 2008..

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Restatements to the Consolidated Financial Statements for the Quarter Ended January 31, 2007

99.2	Restatements to the Consolidated Financial Statements for the Quarter Ended April 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2008	Renhuang Pharmaceuticals, Inc.,
a Nevada corporation

	/s/	Shaoming Li
	By:	Shaoming Li
	Its:	Chief Executive Officer